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                       SECOND AMENDMENT OF LEASE

    THIS SECOND AMENDMENT OF LEASE (this "Amendment") is made as of the 20th day of December, 1999, between VITAMIN REALTY ASSOCIATES, L.L.C. (the "LESSOR"), a New Jersey limited liability company, having an address at 225 Long Avenue, Hillside, New Jersey 07205, and ALL COMMUNICATIONS CORPORATION (the "LESSEE") , a New Jersey corporation, having an address at 140 Route 22, Mountainside, New Jersey 07092.

                          W I T N E S S E T H

     WHEREAS, pursuant to that certain Lease Agreement dated March 20, 1997 by and between LESSOR and LESSEE, LESSOR leased to LESSEE certain premises consisting of approximately 1,560 rentable square feet of warehouse space on the first floor of the building known as 225 Long Avenue, Hillside, New Jersey (the "Building"), and approximately 7,180 rentable square feet of office space on the second floor of the Building (collectively the "Demised Premises"); and

     WHEREAS, pursuant to that certain First Amendment of Lease dated as of December, 1997 (which, together with the Lease Agreement referred to above, shall be referred to herein as the "Lease"), LESSOR and LESSEE amended the Lease to add to the Demised Premises an additional 5,840 rentable square feet of warehouse space on the first floor of the Building; and

     WHEREAS, LESSOR and LESSEE have agreed to amend the Lease to provide that LESSOR will Lease to LESSEE a total of 13,730 rentable square feet of warehouse space on the first floor of the Building, and a total of 8,491 rentable square feet of office space on the second floor of the Building, on the terms and conditions hereinafter set forth; and

     WHEREAS, all capitalized terms defined in the Lease and not otherwise defined herein shall have their respective meanings set forth in the Lease.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that the Lease is hereby amended as follows:

     1. (a) Commencing as of November 1, 1999 (the "Amendment
Commencement Date"), LESSOR shall demise to LESSEE, and LESSEE shall lease from LESSOR, the space depicted in Schedule A attached


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hereto (the "Amended Space"). For all purposes of the Lease, and this Amendment, the term "Demised Premises" shall, as of the Amendment Commencement Date, mean the Amended Space.

        (b) LESSOR and LESSEE each hereby agrees that the Demised Premises shall, as of the Amendment Commencement Date, consist of a total of 13,730 rentable square feet of warehouse space on the first floor of the Building, and a total of 8,491 rentable square feet of office space on the second floor of the Building.

     2. (a) Schedule B of the Lease and Section 4 of the First Amendment are hereby superseded and replaced with Schedule B annexed hereto.

        (b) LESSEE's Proportionate Share with respect to the Demised Premises shall be 13.10% as of the Amendment Commencement Date.

     3. LESSEE agrees that it has inspected the Demised Premises, and agrees to occupy any additional portions thereof in their "AS IS" condition.

     4. LESSOR and LESSEE each represents to the other that it has not dealt with any broker or agent with respect to the Demised Premises or this Lease and each shall indemnify and hold harmless the other from and against any and all liabilities, claims, suits, demands, judgments, costs, interests and expenses to which it may be subject or suffer by reason of any claim made by any person, firm or corporation for any commission, expense or other compensation as a result of the execution and delivery of this Lease and based on alleged conversations or negotiations by said person, firm or corporation with either LESSOR or LESSEE, as the case may be. LESSOR shall pay any commission due to the Broker pursuant to a separate agreement.

     5. As hereby modified and amended, the Lease shall remain in full force and effect.

     6. This Amendment and the Lease embody and constitute the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, representations and statements, oral or written, relating to the subject matter hereof are merged into this Amendment.

     8. Neither this Amendment nor any provision contained herein may be amended, modified or extended except by an instrument

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signed by the party against whom enforcement of such amendment, modification or extension is sought.

     9. This Amendment may be executed in counterparts, each of which shall be deemed a duplicate original hereof.

     IN WITNESS WHEREOF, this Amendment has been executed by LESSOR and LESSEE as of the day and year first above written.


                                       VITAMIN REALTY ASSOCIATES, L.L.C.

                                       By:/s/ Eric Friedman
                                          ------------------------------------
                                            Name:  Eric Friedman
                                            Title: Member

                                       ALL COMMUNICATIONS CORPORATION

                                       By:/s/ Richard Reiss
                                          ------------------------------------
                                            Name:  Richard Reiss
                                            Title: President

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